YOUR INTERNET DEFENDER

ATTN: Felix Elinson

RE: Game Face Gaming, Inc.

Contract: This contract replaces the current Engagement Agreement with Game Face Gaming, Inc. executed on 7/12/11.

Objectives:	Search Engine Optimization of Faceupgaming.com
Services Provided:	On-site SEO services for www.Faceupgaming.com;
	Direction and guidance of off-site efforts.

Date:	October 3, 2011
Term:	One year from start date
Start Date:	October 3, 2011
Engagement Fee:	$ 3,200
Monthly Fee:	$ 2,800 / mo for duration of Term
Termination:	This contract will be subject to renewal on October 3, 2012
3rd Party Vendor Fees:	External project fees and expenses - paid directly by client
Payment Terms:	Net 7
Acceptable payments:	Check or wire transfer (details below)
Submitted by:	Michael Kogan; Director Business Development

Agreed and Accepted:	Agreed and Accepted:
By: [signature]	By: Lisa Grossman [signature]
Felix Elinson	Lisa Grossman
Title: CEO	Title: President & Director
Date: 10.3-11	Date: 10/4/11

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Fax: 516-706-0027 www.yourinternetdefender.com